                                                                    EXHIBIT 10.8

                                                         DRY/CW/CONDUIT PROGRAMS
                                                                         3/04/94

                       MORTGAGE LOAN CUSTODIAL AGREEMENT
                       ---------------------------------

PURCHASER:     PAINE WEBBER REAL ESTATE SECURITIES INC.

ADDRESS:       1285 AVENUE OF THE AMERICAS
               NEW YORK, NEW YORK 10019
               ATTENTION: AL MARRAPODI

CUSTODIAN:     CHEMICAL BANK

ADDRESS:       55 WATER STREET
               NEW YORK, NEW YORK 10041
               ATTENTION:

SELLER:        CRESCENT BANK AND TRUST COMPANY

ADDRESS:       SOUTH TERRACES, SUITE 285
               115 PERIMETER CENTERPLACE
               ATLANTA, GA 30346


DATE:          MAY 23, 1994

                               TABLE OF CONTENTS
                               -----------------

Section 1.     Definitions.........................................................................   1

Section 2.     Delivery of Documents by Seller.....................................................   9

Section 3.     Custodian as Custodian for, and Bailee of, Purchaser, Assignee and Warehouse
               Lender..............................................................................  10

Section 4.     Certification by Custodian; Delivery of Documents...................................  11

Section 5.     Funding by the Takeout Investor.....................................................  14

Section 6.     Default.............................................................................  15

Section 7.     Access to Documents.................................................................  15

Section 8.     Custodian's Fees and Expenses; Successor Custodian; Standard of Care................  15

Section 9.     Assignment by Purchaser.............................................................  17

Section 10.    Insurance...........................................................................  17

Section 11.    Representations, Warranties and Covenants...........................................  18

Section 12.    No Adverse Interests................................................................  19

Section 13.    Amendments..........................................................................  19

Section 14.    Execution in Counterparts...........................................................  19

Section 15.    Agreement for Exclusive Benefit of Parties; Assignment..............................  20

Section 16.    Effect of Invalidity of Provisions..................................................  20

Section 17.    Governing Law.......................................................................  20

Section 18.    Consent to Service..................................................................  20

Section 19.    Notices.............................................................................  20

Section 20.    Certification.......................................................................  20

Section 21.    Construction........................................................................  20

Exhibit A      Dry Submission Package
Exhibit B-1    Cash Window Submission Package
Exhibit B-2    FHLMC Document List
Exhibit B-3    FNMA Document List
Exhibit B-4    FNMA Bailee Letter
Exhibit C-1    Conduit Submission Package
Exhibit C-2    Conduit Bailee Letter
Exhibit D      Conversion Submission Packages
Exhibit E      Request for Certification
Exhibit F      Document Codes
Exhibit G-1    Warehouse Lender's Release
Exhibit G-2    Warehouse Lender's Wire Instructions
Exhibit H-1    Seller's Release
Exhibit H-2    Seller's Wire Instructions
Exhibit I-1    Purchaser's Wire Instructions to Seller
Exhibit I-2    Purchaser's Wire Instructions to Custodian
Exhibit I-3    Purchaser's Delivery Instructions to Custodian
Exhibit J      Notice by Assignee to Custodian of Purchaser's Default
Exhibit K      Limited Power of Attorney
Exhibit L      Unidentified Mortgage Loans List
Exhibit M      Unidentified/Suspension Mortgage Loan Directive
Exhibit N      Form of Delivery Instructions
Exhibit O      Purchaser's Instructions to Custodian to Destroy Specified Files
Exhibit P      List of Primary Mortgage Insurer
Schedule A     List of Conduits

                       MORTGAGE LOAN CUSTODIAL AGREEMENT

          THIS Mortgage Loan Custodial Agreement ("Agreement"), dated as of the date set forth on the cover page hereof, among PAINE WEBBER REAL ESTATE SECURITIES INC. ("Purchaser"), CHEMICAL BANK ("Custodian") and the SELLER whose name is set forth on the cover page hereof ("Seller").

                             PRELIMINARY STATEMENT

          Purchaser has agreed to purchase, from time to time, at its sole election from Seller, certain residential first mortgage loans pursuant to the terms and conditions of one or more Purchase Agreements between Purchaser and Seller relating to Dry Transactions, Cash Window Transactions or Conduit Transactions. Seller is obligated to service the Mortgage Loans pursuant to the terms and conditions of the Purchase Agreements. Purchaser desires to have Custodian take possession of the Mortgage Notes evidencing the Mortgage Loans, along with certain other documents specified herein, as the custodian for and bailee of Purchaser or Assignee in accordance with the terms and conditions hereof.

          The parties hereto agree as follows:

          Section 1.  Definitions.
                      -----------

          As used in this Agreement, the following terms shall have the following meanings:

               "Agency": FHLMC or FNMA, as applicable.

               "Applicable Agency Documents": The documents listed on Exhibit B-2 or Exhibit B-3, as applicable.

               "Applicable Guide": With respect to each Takeout Investor the applicable guide published by such Takeout Investor setting forth the requirements each Mortgage Loan needs to satisfy in order to be eligible for purchase by such Takeout Investor, as such guide may be amended or supplemented from time to time.

               "Assignee": Chemical Bank, as agent for certain beneficiaries pursuant to certain Repurchase Transaction Tri-Party Custody Agreements.

               "Assignment of Mortgage": An assignment of the Mortgage, notice of transfer or equivalent instrument sufficient under the laws of the jurisdiction wherein the related Mortgaged Property is located to reflect of record the sale of a Mortgage Loan.

               "Bailee Letter": A FNMA Bailee Letter or a Conduit Bailee Letter, as applicable.

               "Business Day": Any day other than (a) a Saturday, Sunday or other day on which banks located in The City of New York, New York are authorized or obligated by law or executive order to be closed, or (b) any day on which Paine Webber Real Estate Securities Inc. is closed for business, provided that notice thereof shall have been given not less than sevens calendar days prior to such day.

               "Cash Window Submission Package": The documents listed on Exhibit B-1, which shall be delivered by Seller to Custodian in connection with each Cash Window Transaction.

               "Cash Window Transaction": A transaction initiated by Purchaser's delivery of a Request for Certification which identifies FNMA or FHLMC as the Takeout Investor but does not include a Conversion Code.

               "Certification": With respect to a Mortgage Loan, the full performance by Custodian of the procedures set forth in Sections 4(a) and 4(b).

               "Certification Code": A Mortgage Loan Absentee Code, a Mortgage Loan Approval Code or a Mortgage Loan Suspension Code.

               "Certification Report": A Request for Certification to which Custodian has added its Certification Codes and, when a Certification Code indicates suspension, applicable Exception Codes, and which is transmitted by Custodian to Purchaser in an appropriate data layout provided by Purchaser.

               "Commitment": A commitment executed by Takeout Investor and Seller evidencing Takeout Investor's agreement to purchase one or more Mortgage Loans from Seller and Seller's agreement to sell one or more Mortgage Loans to an investor in a forward trade by the applicable Commitment Expiration Date.

               "Commitment Expiration Date": With respect to any Commitment, the expiration date thereof.

               "Conduit": Any of the Entities listed on Schedule A, as amended or supplemented from time to time.

               "Conduit Bailee Letter": The master bailee letter, in the form of Exhibit C-2, for use by Custodian in connection with the delivery of a

          Conduit Submission Package, provided, however, for the purposes of delivering the related Conduit Submission Package, excluding (i) a copy of the Commitment, (ii) the Warehouse Lender's Release or Seller's Release, as applicable, and (iii) the original Assignment of Mortgage, in blank, to a Conduit.

               "Conduit Submission Package": The documents listed on Exhibit C-1, which shall be delivered by Seller to Custodian in connection with each Conduit Transaction.

               "Conduit Transaction": A transaction initiated by Purchaser's delivery of a Request for Certification which identifies a Conduit as the Takeout Investor but does not include a Conversion Code.

               "Confirmation": A confirmation confirming a trade between Seller and Takeout Investor.

               "Conversion Code": With respect to a Mortgage Loan, the conversion code set forth in Part II of Exhibit F, entered by Purchaser, along with the Program Code, in the "PROG CODE" column of the related Request for Certification indicating that (i) such Mortgage Loan was previously acquired by Purchaser in a Dry Transaction and (ii) a Conversion Submission Package shall be received by Custodian on the applicable Delivery Date.

               "Conversion Submission Package": One of the sets of documents listed on Exhibit D, which shall be delivered by Seller to Custodian in connection with each Conversion Transaction.

               "Conversion Transaction": With respect to a Mortgage Loan, a transaction initiated by Purchaser's delivery to Custodian of a Request for Certification containing a Conversion Code. A Conversion Transaction shall always be preceded by a Dry Transaction.

               "Custodian": Chemical Bank and its permitted successors hereunder.

               "Delivery Date": With respect to a Mortgage Loan, the date set forth on the related Request for Certification in the "DELIVERY DATE" column, which shall be the Business Day on which Seller desires the applicable portion of the related Submission Package be sent by
                                                                  ----
          Custodian to the Takeout Investor, i.e., one Business Day prior to the Business Day on which Seller desires the applicable portion of the Submission Package to be received by the Takeout Investor.
                                   --------

               "Delivery Directive": With respect to each Mortgage Loan either appearing on an Unidentified Mortgage Loan List or marked by Custodian with a Suspension Code on a Certification Report, the delivery directive, set forth in Part IV of Exhibit F, used by Purchaser in a notice in the form of Exhibit M, to direct Custodian to deliver the related Submission Package in accordance with the Delivery Instructions.

               "Delivery Instructions": With respect to a Mortgage Loan, instructions prepared by Seller, in the form of Exhibit N indicating the address for the delivery by Custodian of the applicable portion of the related Submission Package.

               "Dry Submission Package": The documents listed on Exhibit A, which shall be delivered by Seller to Custodian in connection with each Dry Transaction.

               "Dry Transaction": A transaction initiated by Purchaser's delivery to Custodian of a Request for Certification, which does not identify a Takeout Investor, and which does not include a Conversion Code.

               "Entity": Any individual, corporation, partnership, joint venture, association, joint stock company, trust (including any beneficiary thereof), unincorporated organization or government or any agency or political subdivision thereof.

               "Exception Code": Each of the exception codes set forth in Part V of Exhibit F, placed by Custodian on a Certification Report indicating missing documents, incomplete documents and deficiencies in documents reviewed by Custodian.

               "Expected Delivery Date": The date identified on a Request for Certification as the "Expected Delivery Date of Mortgage File", which shall be the date on which Seller has informed Purchaser that a Submission Package will be received by Custodian from Seller.

               "FHLMC": The Federal Home Loan Mortgage Corporation and any successor thereto.

               "FHLMC Commitment": A commitment executed by FHLMC and Seller evidencing FHLMC's agreement to purchase one or more Mortgage Loans from Seller and Seller's agreement to sell one or more Mortgage Loans to FHLMC by the applicable Commitment Expiration Date under the Applicable Guide.

               "FNMA": The Federal National Mortgage Association and any successor thereto.

               "FNMA Bailee Letter": The master bailee letter, in the form of Exhibit B-4, for use by Custodian in connection with the delivery to FNMA of the Cash Window Submission Package, excluding (i) the original Assignment of Mortgage, in blank, (ii) the Warehouse Lender's Release or Seller's Release, as applicable, (iii) all modification agreements relating to a Mortgage, (iv) the Delivery Instructions and (v) a copy of the Commitment.

               "FNMA Commitment": A commitment executed by FNMA and Seller, evidencing FNMA's agreement to purchase one or more Mortgage Loans from Seller and Seller's agreement to sell one or more Mortgage Loans to FNMA by the applicable Commitment Expiration Date under the Applicable Guide.

               "Hold Directive": With respect to a Mortgage Loan either appearing on an Unidentified Mortgage Loan List or marked by Custodian with a Suspension Code on a Certification Report, the hold directive, set forth in Part IV of Exhibit F, used by Purchaser in a notice in the form of Exhibit M to direct Custodian to continue to hold the related Submission Package.

               "HUD": United States Department of Housing and Urban Development and any successor thereto.

               "Limited Power of Attorney": A limited power of attorney, in the form of Exhibit K, executed by Seller and delivered to Custodian, authorizing Custodian to prepare Mortgage Note endorsements in the form indicated thereon.

               "Loan Identification Data": The applicable information regarding a Mortgage Loan, set forth on a Request for Certification, which shall include Purchaser's reference number, the name of Purchaser's applicable program, the Mortgage Loan number, the last name of the Mortgagor, the face amount of the Mortgage Note, the number of months to maturity of the Mortgage Loan, and the interest rate borne by the Mortgage Note and, solely with respect to Cash Window Transactions, Conduit Transactions and Conversion Transactions, the name of the Takeout Investor, the sale price of the Mortgage Loan to the Takeout Investor, the commitment number, the Commitment Expiration Date, the Delivery Date, the Release Payment, and the name of the Warehouse Lender.

               "Losses": Any and all losses, claims, damages, liabilities or expenses (including reasonable attorney's fees) incurred by any person specified; provided however that "Losses" shall not include losses, claims, damages, liabilities or expenses which would have been avoided had such person taken reasonable actions to mitigate such losses, claims, damages, liabilities or expenses.

               "Mortgage": A mortgage, deed of trust or other security instrument creating a first lien on an estate in fee simple in real property securing a Mortgage Note.

               "Mortgage Loan": A one-to-four family residential mortgage loan that is subject to this Agreement.

               "Mortgage Loan Absentee Code": The mortgage loan absentee code, set forth in Part III of Exhibit F, placed by Custodian on a Certification Report to notify Purchaser that a Submission Package related to a Mortgage Loan listed on a Request for Certification is not in Custodian's possession.

               "Mortgage Loan Approval Code": The mortgage loan approval code, set forth in Part III of Exhibit F, placed by Custodian on a Certification Report to notify Purchaser that Custodian's review of the applicable items in a Submission Package is complete and that such items satisfy all the applicable requirements set forth in Section 4(a) and Section 4(b).

               "Mortgage Loan Suspension Code": The mortgage loan suspension code, set forth in Part III of Exhibit F, placed by Custodian on a Certification Report to notify Purchaser that Custodian's review of the Submission Package has determined that one or more of the documents in the Submission Package are missing, incomplete or incorrect and/or do not satisfy one or more of the requirements set forth in Section 4(a) or Section 4(b).

               "Mortgage Note": The note or other evidence of the indebtedness of a Mortgagor secured by a Mortgage.

               "Mortgaged Property": The property subject to the lien of the Mortgage securing a Mortgage Note.

               "Mortgagor":  The obligor on a Mortgage Note.

               "Notice of Bailment": A notice, in the form of Schedule A to Exhibit B-4 or C-2, as applicable, delivered by Custodian to Takeout Investor in connection with each delivery to Takeout Investor of the applicable portion of each Submission Package.

               "Payee Number": The code used by FNMA to indicate the wire transfer instructions that will be used by FNMA to purchase a Mortgage Loan.

               "Primary Mortgage Insurer": Any one of the Entities set forth on Exhibit P, as such Exhibit may be amended or supplemented from time to time.

               "Program Code": Each of the codes, set forth in Part I of Exhibit F, placed by the Purchaser in the "PROG CODE" column of a Request for Certification indicating that the Mortgage Loan is being offered by Seller to Purchaser in a Dry Transaction, Cash Window Transaction or a Conduit Transaction, as applicable.

               "Purchase Agreement": Each Mortgage Loan Purchase Agreement, dated as of the date set forth on the cover page thereof, between Seller and Purchaser, as each is amended from time to time providing the terms of Dry Transactions, Cash Window Transactions, Conduit Transactions or Conversion Transactions.

               "Purchase Date": With respect to a Mortgage Loan, the date on which Purchaser purchases such Mortgage Loan from Seller.

               "Purchaser": Paine Webber Real Estate Securities Inc. and its successors.

               "Purchaser's Wire Instructions to Seller": The wire instructions, set forth on Exhibit I-1, specifying the account which shall be used for the payment of all amounts due and payable by Seller to Purchaser hereunder.

               "Purchaser's Payment": The amount set forth on the Request for Certification in the "RELEASE PAYMENT" column.

               "Purchaser's Wire Instructions to Custodian": Wire Instructions delivered by Purchaser to Custodian, in the form of Exhibit I-2, executed by Purchaser, receipt of which has been acknowledged by Custodian specifying the wire address where all funds received in accordance with Purchaser's Wire Instructions to Seller shall be transferred by Custodian.

               "Release Payment": The funds referred to in a Warehouse Lender's Release or Seller's Release, as applicable.

               "Request for, Certification": A report detailing Loan Identification Data supplied by Seller to Purchaser, transmitted by Purchaser to Custodian either via facsimile in the form of Exhibit E or transmitted electronically in an appropriate data layout, regarding all Mortgage Loans being offered for sale by Seller to Purchaser on the Submission Package Delivery Date.

               "Return Directive": With respect to each Mortgage Loan either appearing on an Unidentified Mortgage Loan List or marked by Custodian with a Suspension Code on a Certification Report, the return directive, set forth in Part IV of Exhibit F, used by Purchaser in a notice in the form of Exhibit M, to direct Custodian to deliver (i) the related Submission Package in accordance with the terms of the applicable bailee letter pursuant to which such Submission Package was delivered to Custodian or (ii) the related Submission Package to the Entity who sent such Submission Package to Custodian if no bailee letter was included in the Submission Package, as applicable.

               "Seller": The Seller whose name is set forth on the cover page hereof, and its permitted successors hereunder.

               "Seller's Release": A letter, in the form of Exhibit H-1, delivered by Seller when no Warehouse Lender has an interest in a Mortgage Loan, conditionally releasing all of Seller's right, title and interest in such Mortgage Loan upon receipt of payment by Seller.

               "Seller's Wire Instructions": The wire instructions, set forth in a letter in the form of Exhibit H-2, to be used for the payment of funds to Seller when no Warehouse Lender has an interest in the Mortgage Loans to which such payment relates.

               "Submission Package": With respect to each Mortgage Loan, a Dry Submission Package, a Cash Window Submission Package, a Conduit Submission Package or a Conversion Submission Package, as applicable.

               "Successor Servicer": An entity designated by Purchaser, in conformity with the Purchase Agreement, to replace Seller as servicer for Purchaser, and, with respect to Cash Window Transactions, as seller/servicer of the Mortgage Loans for the Agency.

               "Takeout Investor":  An Agency or a Conduit, as applicable.

               "Underwriter": Any party, including but not limited to a mortgage loan pool insurer, who underwrites a Mortgage Loan prior to its purchase by Purchaser.

               "Underwriter's Form": A FNMA/FHLMC Form 1008/1077, HUD 92900WS, HUD92900.4, VA Form 26-6393, VA Form 26-1866, a
          mortgage loan pool insurance certificate, or an underwriting approval form from a Primary Mortgage Insurer, as applicable, completed by an Underwriter with respect to a Mortgage Loan, indicating that such Mortgage Loan complies with its underwriting requirements.

               "Unidentified/Suspension Mortgage Loan Directive": A Delivery Directive, a Hold Directive or a Return Directive, as applicable.

               "Unidentified Mortgage Loans List": A list of Mortgage Loans for which Custodian has received the related Submission Packages from Seller but which have not been identified by Purchaser in a Request for Certification. Such list shall include, with respect to each Mortgage Loan, the information set forth in Exhibit L.

               "Warehouse Lender": Any lender providing financing to Seller in any fractional amount for the purpose of originating or purchasing Mortgage Loans, which lender has a security interest in such Mortgage Loans as collateral for the obligations of Seller to such lender. In all Dry Transactions and Conversion Transactions, Purchaser shall be the Warehouse Lender.

               "Warehouse Lender's Release": A letter, in the form of Exhibit G-1, from a Warehouse Lender to Purchaser, conditionally releasing all of Warehouse Lender's right, title and interest in certain Mortgage Loans identified therein upon receipt of payment by Warehouse Lender.

               "Warehouse Lender's Wire Instructions": The wire instructions, set forth in a letter in the form of Exhibit G-2, from a Warehouse Lender to Purchaser, setting forth wire instructions for all amounts due and payable to such Warehouse Lender.

          Section 2.  Delivery of Documents by Seller.
                      -------------------------------

          (a) Seller may, before the first purchase by Purchaser under a Purchase Agreement of a Mortgage Loan, deliver to Custodian a Limited Power of Attorney, provided, however, Custodian shall have no responsibility or obligation to act under such Limited Power of Attorney.

          (b)  If Seller desires to engage in Cash Window Transactions:

               (1) relating to a FHLMC Commitment, Seller shall deliver to Purchaser a copy of (i) FHLMC Form 1035 (Custodial Agreement), if applicable, duly executed by the related custodian and FHLMC, and (ii) FHLMC Form 3 (Summary Agreement) or such other equivalent agreement as is acceptable to Purchaser, duly executed by Seller and FHLMC; or

               (2) relating to a FNMA Commitment, Seller shall deliver to Purchaser a copy of (i) Fannie Mae Form 2003 (Custodial Agreement) if applicable, duly executed by the related custodian and FNMA, (ii) Fannie Mae Mortgage Selling and Servicing Contract, and Fannie Mae Form 482 (Designation of Payee - Wire Transfer Information).

          (b) With respect to each Mortgage Loan being offered by Seller for sale to Purchaser pursuant to (i) a Dry Transaction, (ii) a Cash Window Transaction, (iii) a Conduit Transaction or (iv) a Conversion Transaction, Seller shall deliver to Custodian a Submission Package on the Expected Delivery Date. In no event shall Seller deliver a Submission Package to Custodian later than 12:00 Noon New York City time on the related Delivery Date.

          Section 3.  Custodian as Custodian for, and Bailee of, Purchaser,
                      -----------------------------------------------------
Assignee and Warehouse Lender.
-----------------------------

          (a) With respect to each Mortgage Note, each Assignment of Mortgage and all other documents constituting each Submission Package that are delivered to Custodian or that at any time come into Custodian's possession, Custodian, subject to the provisions of paragraphs (b) and (c) of this Section 3, shall act solely in the capacity of custodian for, and bailee of, Purchaser. Custodian shall, subject to the provisions of paragraphs (b) and (c) of this Section 3 and except as otherwise required by Section 4, hold all documents constituting a Submission Package received by it for the exclusive use and benefit of Purchaser, and shall make disposition thereof only in accordance with this Agreement. Custodian shall segregate and maintain continuous custody of all documents constituting a Submission Package received by it in secure and fireproof facilities in accordance with customary standards for such custody and shall mark its books and records to indicate that the Submission Package is being held for Purchaser.

          (b) Purchaser hereby notifies Custodian that each Mortgage Loan purchased by Purchaser from Seller shall be promptly assigned by Purchaser to Assignee, as of the date of Purchase, as described in Section 9. Upon notice, in the form of Exhibit J, by Assignee to Custodian of Purchaser's default, Assignee may (i) require Custodian to act with respect to the related Submission Packages solely in the capacity of custodian for, and bailee of, Assignee, but nevertheless subject to and in accordance with the terms of this Agreement, (ii) require Custodian to hold such Submission Packages for the exclusive use and benefit of Assignee and (iii) assume the rights of Purchaser under this Agreement to furnish instructions to Custodian as to the disposition of such Submission Packages and such rights shall be exercisable solely by Assignee. Custodian shall give Assignee written acknowledgment to the effect set forth in
(i), (ii) and (iii), by executing such notice and returning a copy thereof to Assignee. In the event that, prior to receipt of such notice from Assignee, Custodian delivered any Submission Package to Purchaser, Takeout Investor or Purchaser's designee, Custodian shall so notify Assignee, and Custodian shall not be deemed to hold such Submission Package for Assignee unless and until such Submission Package is redelivered to

Custodian. The failure of Custodian to give the written acknowledgment referred to above shall not affect the validity of such assignment, pledge or grant of a security interest. The effects of Assignee's notice to Custodian set forth above shall continue until Custodian is otherwise notified in writing by Assignee. The terms of this Agreement shall not apply to any Submission Package physically delivered by Custodian to Assignee.

          (c) Seller and Purchaser acknowledge that Warehouse Lender, if any, identified from time to time in each Warehouse Lender's Release to be received by Custodian pursuant to Section 2(c), is a warehouse lender for the Seller. Seller and Purchaser acknowledge that, in accordance with the terms of each Warehouse Lender's Release to be received by the Custodian pursuant to Section 2(c), pursuant to which each such Warehouse Lender conditionally releases its security interest in the Mortgage Loan referred to in the related Warehouse Lender's Release, such release shall not be effective until the Release Payment is received in accordance with the Warehouse Lender's Wire Instructions. Until receipt of a Release Payment, the interest of the related Warehouse Lender in a Mortgage Loan shall continue and remain in full force and effect.

          (d) If any additional documents relating to the Submission Package come into the Custodian's possession, the provisions of paragraphs (a), (b) and
(c) of this Section 3 shall apply to such additional documents in the same manner as such provisions apply to related Submission Package.

          (e) Purchaser shall notify Custodian on each Business Day, of all Mortgage Loans purchased by Purchaser on such Business Day which relate to this Agreement.

          Section 4.  Certification by Custodian; Delivery of Documents.
                      -------------------------------------------------

          (a) With respect to each Mortgage Loan that Purchaser desires to purchase, Purchaser shall deliver to Custodian a Request for Certification. Upon receipt by Custodian of a Request for Certification, Custodian shall perform the following procedures with respect to each Mortgage Loan listed on such Request for Certification:

               (i) Custodian shall ascertain whether it is in possession of a Submission Package for each Mortgage Loan identified on a Request for Certification. If Custodian is not in possession of a Submission Package relating to a Mortgage Loan identified on a Request for Certification, Custodian shall annotate its Certification Report in the appropriate space provided with a Mortgage Loan Absentee Code. If Custodian is in possession of Submission Packages delivered by Seller which do not relate to any of the Mortgage Loans listed on a Request for Certification, Custodian shall generate an Unidentified Mortgage Loans List and shall deliver such List promptly to Purchaser. Purchaser shall deliver a copy of such Unidentified Mortgage Loans List to Seller. No action shall be taken by Custodian, other than in accordance with

     Unidentified/ Suspension Mortgage Loan Directive or a notice in the form of
     Exhibit I-3, with respect to Mortgage Loans appearing on an Unidentified Mortgage Loans List until any such Mortgage Loans are included in a Request for Certification. On each Business Day during which a Mortgage Loan shall appear on an Unidentified Mortgage Loans List, Purchaser shall send to Custodian an Unidentified/Suspension Mortgage Loan Directive or a notice in the form of Exhibit I-3, with respect to the related Submission Package.

               (ii) With respect to each Request for Certification Custodian shall:

               (A) verify the Loan Identification Data appearing in (1) the "LAST NAME" column by comparing such Loan Identification Data to the information in the Mortgage Note and Assignment of Mortgage and (2) the "FACE AMOUNT", "# OF MONTHS TO MATURITY" and "NOTE RATE" columns by comparing such Loan Identification Data to the information in the Mortgage Note;

               (B) if the Program Code indicates a Cash Window Transaction, verify the Loan Identification Data appearing in the "LOAN #" column by comparing the related information in any of the related Applicable Agency Documents;

               (C) if the Program Code indicates a Cash Window Transaction, Conduit Transaction or Conversion Transaction, verify the Loan Identification Data appearing in the "TAKEOUT INVESTOR", "SALE PRICE", "COMMITMENT #", and "COMMITMENT EXPIRATION DATE" columns by comparing such Loan Identification Data to the information appearing in the Commitment; and

               (D) if the Program Code indicates a Cash Window Transaction or a Conduit Transaction, verify the Loan Identification Data appearing in the "WAREHOUSE LENDER" column by comparing such Loan Identification Data to the information appearing in the Warehouse Lender's Release or Seller's Release, as applicable.

After applying the applicable procedures set forth in clauses (A), (B) and (C) above, any discrepancies between the Loan Identification Data and documents comprising the Submission Package shall be noted by Custodian in the appropriate column immediately below each item of Loan Identification Data.

          (b) With respect to each Request for Certification, following completion by Custodian of the procedures set forth in Section (4)(a).

          (i) Custodian shall review each applicable set of documents comprising the Submission Package and shall ascertain whether (A) each such document is in Custodian's possession, (B) each such document accurately conforms with the Loan Identification Data set forth in the Request for Certification or as modified by any notations supplied by Custodian pursuant to Section 4(a)(ii), (C) each such document appears regular on its face, (D) each such document in the Submission Package appears on its face to conform to the requirements of Exhibit A, Exhibit B-1, Exhibit C-1 or Exhibit F, as applicable, (E) unless the Program Code indicates either a Dry Transaction or a Conversion Transaction, the Mortgage Loan is listed on a schedule attached to a Warehouse Lender's Release or a Seller's Release, as the case may be, (F) either (1) if the Release Payment is a dollar amount, the amount appearing in the "RELEASE PAYMENT" column on the Request for Certification is equal to or exceeds the Release Payment, or (2) if the Program Code indicates either a Dry Transaction or a Conversion Transaction, or if the Release Payment is a formula, as indicated in Exhibit G-1, the Custodian need not verify the amount, if any, appearing in the "RELEASE PAYMENT" column and (G) (1) with respect to the wire transfer instructions as set forth in FHLMC Form 987 (Wire Transfer Authorization for a Cash Warehouse Delivery) such wire transfer instructions are identical to Purchaser's Wire Instructions to Seller or (2) the Payee Number set forth on Fannie Mae Form 1068 (Fixed-Rate, Graduated-Payment, or Growing-Equity Mortgage Loan Schedule) or Fannie Mae Form 1069 (Adjustable-Rate Mortgage Loan Schedule), as applicable, is identical to the Payee Number that has been identified by Purchaser in the Request for Certification.

          (ii) If Custodian determines that the documents in the Submission Package and the Mortgage Loan to which they relate conform in all respects with Section 4(b)(i), Custodian shall so indicate in the space provided in its Certification Report with a Mortgage Loan Approval Code. If Custodian determines that the documents in a Submission Package and the Mortgage Loan to which they relate conform in all respects with Section 4(b)(i) except that the endorsement of the Mortgage Note is missing, Custodian may, but shall not be obligated to, prepare such endorsement pursuant to the Limited Power of Attorney. If documents in the Submission Package do not conform in all respects with Section 4(b)(i) or are missing and/or do not conform, Custodian shall annotate its Certification Report with a Mortgage Loan Suspension Code followed by each applicable Exception Code such that Purchaser is informed of each and every missing document and/or non-conformity in the space provided in its Certification Report. With respect to each Mortgage Loan that has been given a Mortgage Loan Suspension Code, Purchaser shall, on each Business Day during which such Mortgage Loan Suspension Code is in effect, send to Custodian an Unidentified/Suspension Mortgage Loan Directive or a notice in the form of Exhibit I-3, with respect to the related Submission Package.

          (c) Custodian shall use its reasonable efforts to perform a Certification with respect to any Submission Package delivered after 12:00 Noon New York City time on a related Delivery Date for which it has received a Request for

Certification. Upon completion of its Certification, Custodian shall deliver a Certification Report to Purchaser. All applicable documents comprising a Submission Package relating to Mortgage Loans with respect to which Custodian has assigned a Mortgage Loan Approval Code shall be delivered by Custodian in the form and specific order required by Seller, via overnight courier in accordance with the Delivery Instructions on the applicable Delivery Date and, except with respect to Mortgage Loans for which FHLMC is the Takeout Investor, under cover of a fully completed Notice of Bailment prepared by Custodian in accordance with the terms of the Bailee Letter. If Seller fails to instruct Custodian regarding the order and specific form for a delivery to Takeout Investor of such applicable documents, the Custodian shall deliver such applicable documents in the original form and specific order received from Seller. With respect to Conduit Transactions in which the Takeout Investor is The Prudential Home Mortgage Corporation each folder must be clearly marked "SRF". In those cases where a copy of any intervening mortgage assignment, or an unrecorded original of any intervening mortgage assignment are delivered to the Custodian, Seller shall cause the original of such instrument to be recorded. If Delivery Instructions direct Custodian to deliver any portion of a Submission Package to a location that is not Takeout Investor's office, Custodian must receive Purchaser's written consent to make deliveries to such location prior to complying with such Delivery Instructions. Upon receipt of one written approval from Purchaser, such written approval shall, unless Custodian receives a notice from Purchaser to the contrary, be deemed to apply to all Delivery Instructions delivered in the future by Seller that list such location. Following delivery by Custodian of the applicable portion of a Submission File to Takeout Investor, all remaining documents comprising such Submission Package shall be held by Custodian until receipt by Custodian of written instructions from Purchaser to destroy such documents. Each month, Purchaser may, but shall not be obligated to, deliver to Custodian a notice in the form of Exhibit O, informing Custodian of all files that Purchaser has authorized Custodian to destroy.

          All applicable documents comprising a Submission Package relating to Mortgage Loans with respect to which Custodian has assigned a Mortgage Loan Suspension Code shall be held by Custodian until receipt from Purchaser of instructions. On each Business Day during which a Mortgage Loan shall have a Mortgage Loan Suspension Code assigned to it, Purchaser shall send to Custodian an Unidentified/Suspension Mortgage Loan Directive with respect to such Mortgage Loan.

          (d) At any time following the delivery of a Certification, in the event Custodian becomes aware of any defect with respect to such Submission Package or the related forms, including the return of documents to the Custodian from Takeout Investor due to a defect in such documents, the Custodian shall give prompt oral notice of such defect to the Purchaser, followed by a written specification thereof.

          Section 5.  Funding by the Takeout Investor.  Custodian shall promptly
                      -------------------------------
notify Purchaser, either electronically or by facsimile, upon receipt, in accordance with Purchaser's Wire Instructions to Seller, of funds by Custodian. Each notice shall identify all such funds by (i) the amount, (ii) the source from which such funds were received and (iii) to the extent received by Custodian, Seller's name. Unless Custodian is otherwise instructed by Assignee, Custodian shall promptly transfer such funds to Purchaser in accordance with Purchaser's Wire Instructions to Custodian.

          Section 6.  Default.  If Seller fails to fulfill any of its
                      -------
obligations under the Purchase Agreement or hereunder or in connection with the exercise by Purchaser of any remedy pursuant to Section 3 of the Purchase Agreement then, subject to the provisions of Section 3(c) hereof, Purchaser may, by notice to Custodian, (a) appoint Custodian as its delegee to complete the endorsements on the Mortgage Notes held by Custodian and to complete and record at Purchaser's expense the related blank Assignments of Mortgages relating to the affected Mortgage Loan in accordance with Purchaser's instructions and, when applicable, and(b) require Custodian to deliver to Purchaser, Takeout Investor or Successor Servicer the Submission Packages (or any portion thereof specified by Purchaser) in Custodian's possession or under Custodian's control to which the failure relates.

          Section 7.  Access to Documents.  Upon reasonable prior written notice
                      -------------------
to Custodian, Purchaser (and if the Mortgage Loans have been assigned, Assignee) and its agents, accountants, attorneys and auditors will be permitted during normal business hours to examine and copy at their expense the Submission Packages, documents, records and other papers in possession of or under the control of Custodian relating to any or all of the Mortgage Loans in which Purchaser has an interest. Upon the request of Purchaser (or, if applicable, Assignee) and at the cost and expense of Purchaser (or, if applicable, Assignee), Custodian shall provide such Purchaser (or, if applicable, Assignee) with copies of the Mortgage Notes, Assignments of Mortgage and other documents in Custodian's possession relating to any of the Mortgage Loans in which Purchaser (or, if applicable, Assignee) has an interest.

          Section 8.  Custodian's Fees and Expenses; Successor Custodian;
                      ---------------------------------------------------
Standard of Care.
----------------

          (a) It is understood that Custodian will charge such fees for its services under this Agreement as are set forth in a separate agreement between Custodian and Seller, the payment of which, together with Custodian's expenses in connection herewith, shall be solely the obligation of Seller. Custodian has no lien on, and shall not attempt to place a lien on, any of the Mortgage Loans or proceeds thereof to secure the payment of its fees.

          (b) Custodian or any successor Custodian may resign at any time by giving 90 days' written notice to Seller and Purchaser. Such resignation shall take effect upon the earlier of (i) the appointment of a successor Custodian by Purchaser and delivery of all the Submission Packages and any portion of the related documents in Custodian's possession to the successor Custodian, and (ii) the delivery of all the Submission Packages and any portion of the related documents in Custodian's possession to the Purchaser or its designee pursuant to
(c) below.

          (c) In the event of any such resignation, Custodian shall promptly transfer to the successor Custodian all Submission Packages and related documents in Custodian's possession and the successor Custodian shall hold Submission Packages and related documents in accordance with this Agreement. If Purchaser directs the removal of Custodian, Purchaser shall be responsible for all expenses associated with the transfer of the Submission Packages and any related documents in Custodian's possession and for any, fee of the successor Custodian in excess of the fees of the initial Custodian hereunder. The Purchaser shall have 90 days in which to appoint and designate an acceptable successor Custodian. If the Purchaser fails to appoint a successor Custodian within such 90-day period, then Custodian shall deliver possession and custody of the Submission Packages and any related Submission Packages in Custodian's possession to Purchaser at the address specified on the cover page hereof, or if a timely written designation is received by Custodian, to any designee of Purchaser.

          (d) Custodian shall have responsibility only for the Submission Packages and the contents thereof which have been actually delivered to it and which have not been released to Seller, Purchaser, the Agency or Assignee or their respective agent or designee in accordance with this Agreement. The standard of care to be exercised by Custodian in the performance of its duties under this Agreement shall be to exercise the same degree of care as Custodian exercises when it holds mortgage loan documents as security for its own loans or its own mortgage warehouse loan customers. Custodian is an agent, bailee and custodian only and is not intended to be, nor shall it be construed to be (except only as agent, bailee and custodian), a representative, trustee or fiduciary of or for either Seller, the Agency, Purchaser or Assignee.

          (e) Custodian shall incur no liability to any Entity for Custodian's acts or omissions hereunder, except for liabilities which (i) arise from Custodian's gross negligence or willful misconduct or (ii) solely with respect to the Purchaser, which arise from Custodian negligently or intentionally failing to (A) issue an accurate Certification Report, provided, however, any such liability shall not be incurred with respect to the issuance of an inaccurate Certification Report if the defect causing such inaccuracy would not have been ascertainable by the Custodian applying the procedures expressly set forth in this Agreement, (E) timely deliver the Submission Package in accordance with the Delivery Instructions or Purchaser's written instructions, as applicable, (C) prevent the loss, damage or destruction of any document included in a Submission Package when held by Custodian, (D) perform its obligations under Section 5 or (E) comply with an Unidentified/Suspension Mortgage Loan Directive; provided, however, Custodian shall have no liability hereunder if Custodian's failure to perform resulted from the inaction or action of any other Entity, other than Entities that are affiliated with Custodian or are acting under the direct control of Custodian. Custodian's liability under this Agreement shall be limited to direct damages resulting from aforesaid. In addition Custodian shall not be liable, directly or indirectly, for any losses, claims, damages, liabilities or expenses which would have been avoided had any Entity making a claim taken reasonable action to mitigate such losses, claims, damages, liabilities or expenses or (2) special or consequential damages, even if Custodian has been advised of the possibility of such damages; provided, however, that Purchaser's direct damages resulting from a decline in the market value of a Mortgage Loan shall not be deemed special or consequential damages.

          (f) Custodian shall be entitled to rely upon the advice of its legal counsel from time to time and shall not be liable for any action or inaction by it in reliance upon such advice. Custodian also shall be entitled to rely upon any notice, document, correspondence, request or directive received by it from Seller, Takeout Investor, Purchaser or Assignee, as the case may be, that Custodian believes to be genuine and to have been signed or presented by the proper and duly authorized officer or representative thereof, and shall not be obligated to inquire as to the authority or power of any person so executing or presenting such documents or as to the truthfulness of any statements set forth therein.

          (g) Seller hereby indemnifies, defends and holds Custodian harmless from and against any claim, legal action, liability or loss that is initiated against or incurred by Custodian, including court costs and reasonable attorney's fees and disbursements, in connection with Custodian's performance of its duties under this Agreement, including those involving ordinary negligence, but excluding those involving gross negligence or willful misconduct of Custodian.

          (h) Custodian undertakes to perform such duties and only such duties as are specifically set forth in this Agreement, it being expressly understood that there are no implied duties hereunder.

          Section 9.  Assignment by Purchaser.  Purchaser hereby notifies
                      -----------------------
Custodian that Purchaser shall assign, as of the date of the purchase of all of its right, title and interest in and to all Mortgage Loans purchased by Purchaser pursuant to the Purchase Agreement and all rights of Purchaser under the Purchase Agreement (and this Agreement) in respect of such Mortgage Loans represented thereby to Assignee, subject only to an obligation on the part of Assignee to deliver each such Mortgage Loan to Custodian or to Purchaser to permit Custodian, Purchaser or its designee to make delivery thereof to Takeout Investor, but not otherwise. Seller hereby irrevocably consents to such assignment. Assignment by Purchaser of the Mortgage Loans as provided in this
Section 9 shall not release Purchaser from its obligations otherwise under this Agreement. Subject to any limitations in any agreement between Assignee and Purchaser, Assignee may, upon notice of Purchaser's default as provided in
Section 3(b) hereof, directly enforce and exercise such rights under this Agreement that have been assigned or pledged to it and, until otherwise notified by Assignee, Purchaser shall no longer have any of such rights. Custodian shall assume that any assignment from Purchaser to Assignee is subject to no limitations that are not expressly set forth in this Agreement.

          Section 10.  Insurance.  Custodian shall, at its own expense,
                       ---------
maintain at all times during the existence of this Agreement such (a) fidelity insurance, (b) theft of documents insurance, (c) forgery insurance and (d) errors and omissions insurance as Custodian deems, from time to time appropriate.

          Section 11.  Representations, Warranties and Covenants.
                       -----------------------------------------

          (a) By Custodian. Custodian hereby represents and warrants to, and covenants with, Seller and Purchaser that, as of the date hereof and at all times while Custodian is performing services under this Agreement:

          (i) Custodian is duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation; and

          (ii) Custodian has the full power and authority to hold each Mortgage Loan and to execute, deliver and perform, and to enter into and perform its duties and obligations as contemplated by, this Agreement, has duly authorized the execution, delivery and performance of this Agreement and has duly executed and delivered this Agreement, and this Agreement constitutes a legal, valid and binding obligation of Custodian, enforceable against it in accordance with its terms, except as the enforcement thereof may be limited by applicable receivership, conservatorship or similar debtor relief laws and except that certain equitable remedies may not be available regardless of whether enforcement is sought in equity or law.

          (b)  By Seller.  Seller hereby represents and warrants to, and
               ---------
covenants with, Custodian and Purchaser that, as of the date hereof and throughout the term of this Agreement:

          (i) Seller is duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation; and

          (ii) Seller has the full power and authority to hold each Mortgage Loan and to execute, deliver and perform, and to enter into and consummate all transactions contemplated by, this Agreement, has duly authorized the execution, delivery and performance of this Agreement and has duly executed and delivered this Agreement, and this Agreement constitutes a legal, valid and binding obligation of Seller, enforceable against it in accordance with its terms, except as the enforcement thereof may be limited by applicable receivership, conservatorship or similar debtor relief laws and except that certain equitable remedies may not be available regardless of whether enforcement is sought in equity or law.

          (c)  By Purchaser.  Purchaser hereby represents and warrants to, and
               ------------
covenants with, Custodian and Seller that, as of the date hereof and throughout the term of this Agreement:

          (i) Purchaser is acquiring the Mortgage Loans for its own account only and not for any other person;

          (ii) Purchaser considers itself a substantial, sophisticated institutional investor having such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of investment in the Mortgage Loans;

          (iii) Purchaser has been furnished with all information regarding the related Mortgage Loans that it has requested from Seller;

          (iv) Purchaser is duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation; and

          (v) Purchaser has the full power and authority to hold each Mortgage Loan and to execute, deliver and perform, and to enter into and consummate all transactions contemplated by, this Agreement, has duly authorized the execution, delivery and performance of this Agreement and has duly executed and delivered this Agreement, and this Agreement constitutes a legal, valid and binding obligation of Purchaser, enforceable against it in accordance with its terms, except as the enforcement thereof may be limited by applicable receivership, conservatorship or similar debtor relief laws and except that certain equitable remedies may not be available regardless of whether enforcement is sought in equity or law.

          Section 12.  No Adverse Interests.  By its acceptance of each
                       --------------------
Submission Package, Custodian covenants and warrants to Purchaser that: (a) as of the date of payment by Purchaser of the Release Payment, Custodian, solely in its capacity as Custodian, holds no adverse interests, by way of security or otherwise, in the related Mortgage Loan and (b) Custodian hereby waives and releases any such interest in such Mortgage Loan which it, acting solely in its capacity as Custodian, has or which it may thereafter acquire prior to the time of release of such Mortgage Loan from the terms of this Agreement.

          Section 13.  Amendments.  This Agreement may be amended from time to
                       ----------
time only by written agreement of Seller, Purchaser and Custodian except that, if this Agreement shall have been assigned by Purchaser, no amendment shall be effective unless the amendment is also signed by Assignee. Purchaser shall give at least five days' prior written notice to Assignee of any proposed amendment to this Agreement and shall furnish Assignee with a copy of each such amendment within five days after it is executed and delivered.

          Section 14.  Execution in Counterparts. This Agreement may be executed
                       -------------------------
in any number of counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument.

          Section 15.  Agreement for Exclusive Benefit of Parties; Assignment.
                       ------------------------------------------------------
This Agreement is for the exclusive benefit of the parties hereto and their respective successors and permitted assigns hereunder and shall not be deemed to give any legal or equitable right, remedy or claim to any other person whatsoever. This Agreement shall bind the parties hereto and their respective successors, but, except for the assignments provided in Sections 3(b) and 9, shall not be assigned or pledged by any party without the prior written consent of the other parties. Written notice from Assignee to Custodian (with a copy to Purchaser) that Purchaser has defaulted in any material respect under any funding or loan agreement relating to the financing of Purchaser's purchase of Mortgage Loans shall be conclusive for all purposes of this Agreement.

          Section 16.  Effect of Invalidity of Provisions.  In case any one or
                       ----------------------------------
more of the provisions contained in this Agreement should be or become invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein or therein shall in no way be affected, prejudiced or disturbed thereby.

          Section 17.  Governing Law.  This Agreement shall be governed by and
                       -------------
construed in accordance with the laws of the State of New York, without regard to conflict of laws rules.

          Section 18.  Consent to Service.  Each party irrevocably consents to
                       ------------------
the service of process by registered or certified mail, postage prepaid, to it at its address given in or pursuant to Section 19.

          Section 19.  Notices.  Any notices, consents, directions and other
                       -------
communications given under this Agreement shall be in writing and shall be deemed to have been duly given when delivered by facsimile or electronic transmission, or personally delivered at, or sent by overnight courier to the addresses of the parties hereto set forth on the cover page hereof or such other address as any party shall give in a notice to the other parties pursuant to this Section 19.

          Section 20.  Certification.  Custodian hereby acknowledges that each
                       -------------
time it enters the Approval Code on a Request for Certification in the "Approval Code" column, it is making an express representation and warranty to Purchaser that it has performed the Certification as specified in Sections 4(a) and (b) with respect to the related Mortgage Loan.

          Section 21.  Construction.  The headings in this Agreement are for
                       ------------
convenience only and are not intended to influence its construction. References to Sections and Exhibits in this Agreement are to the Sections of and Exhibits to this Agreement. The Exhibits are part of this Agreement. In this Agreement, the singular includes the plural, the plural the singular, and the words "and" and "or" are used in the conjunctive or disjunctive as the sense and circumstances may require.

          IN WITNESS WHEREOF, Seller, Purchaser and Custodian have caused this Agreement to be duly executed as of the date and year first above written.

          Seller's Name:           CRESCENT BANK & TRUST COMPANY

               By:_________________________________
               Name:  Michael P. Leddy
               Title: Vice President


               PAINE WEBBER REAL ESTATE SECURITIES INC.


               By:_________________________________
               Names: Al Marrapodi
               Title: Managing Director


               CHEMICAL BANK


               By:_________________________________
               Name:  John H. Hutten
               Title: Trust Officer
               Telephone No.:

                                                                       EXHIBIT A
                            DRY SUBMISSION PACKAGE

     With respect to each Mortgage Loan being offered by Seller for sale to Purchaser Seller shall deliver and release to Custodian the following documents:

          (i) The original Mortgage Note endorsed, "Pay to the order of ______________________, without recourse" and signed in the name of Seller by an authorized officer and, if Seller did not originate the Mortgage Loan, bearing an unbroken chain of endorsements from the originator thereof to Seller; and (if applicable) the original assumption agreement, together with the original of, any surety agreement or guaranty agreement relating to the Mortgage Note or any such assumption agreement, and if the Mortgage Note or Mortgage has been signed by a third party on behalf of the Mortgagor, the original power of attorney or other instrument that authorized and empowered such third-party to sign or a copy of such power of attorney together with an Officer's Certificate (or a certificate from the recorder's office) certifying that such copy presents a true and correct reproduction of the original and that such original has been duly recorded or delivered for recordation in the appropriate records of the jurisdiction in which the related Mortgaged Property is located;

          (ii) If Seller did not originate, the Mortgage Loan, all original intervening assignments duly executed and acknowledged and in recordable form, which together with the Assignment of Mortgage, evidence the chain of mortgage assignments from the originator of the Mortgage Loan to Seller, and/or copies of all such intervening mortgage assignments, together with an Officer's Certificate, or a certificate from the recorder's office, certifying that any such copy represents a true and correct reproduction of the original of such instrument and that such original has been duly recorded or delivered for recordation in the appropriate records of the jurisdiction where the Mortgaged Property is located;

          (iii) An original Assignment of Mortgage, in blank, in recordable form but unrecorded signed in the name of Seller by an authorized officer; and

          (iv) A copy of the Mortgage naming the Seller, or if the Seller was not the originator, the originator, as the "mortgagee" or "beneficiary" thereof, and either bearing evidence that such instrument has been recorded in the appropriate jurisdiction where the property with respect to the Mortgage Property is located or a duplicate or conformed copy of the Mortgage, together with a certificate of an officer of the originator certifying that such copy represents a true and correct copy of the original and that such original has been submitted to the title insurance company for recordation in the appropriate governmental recording office of the jurisdiction where the Mortgage Property is located.

All documents delivered to Custodian have been and as to future deliveries will be placed by Seller in an appropriate file folder, properly secured, and clearly marked with Seller's loan number identifying such Mortgage Loan.

In those cases where a copy of a Mortgage, or any intervening mortgage assignment, or an unrecorded original of any intervening mortgage assignment are delivered to the Custodian, Seller shall cause the original of such instrument to be recorded.

                                                                     EXHIBIT B-1

                        CASH WINDOW SUBMISSION PACKAGE

          With respect to each Mortgage Loan being offered by Seller for sale to Purchaser pursuant to a Cash Window Transaction, Seller shall deliver and release to Custodian the following documents:

          (i) The original Mortgage Note endorsed, "Pay to the order of ______________________, without recourse" and signed in the name of Seller by an authorized officer and, if Seller did not originate the Mortgage Loan, bearing an unbroken chain of endorsements from the originator thereof to Seller; (if applicable) the original assumption agreement, together with the original of any surety agreement or guaranty agreement relating to the Mortgage Note or any such assumption agreement, and if the Mortgage Note has been signed by a third party on behalf of the Mortgagor, the original power of attorney or other instrument that authorized and empowered such Entity to sign or a copy of such power of attorney together with an officer's certificate (or a certificate from the recorder's office) certifying that such copy presents a true and correct reproduction of the original and that such original has been duly recorded or delivered for recordation in the appropriate records of the jurisdiction in which the related Mortgaged Property is located and if FHLMC is the Agency for the related Mortgage Loan, the Freddie Mac loan number should appear on the top right hand corner of the Mortgage Note;

          (ii) With respect to each Mortgage Loan that has been designated for sale to FNMA, an original Assignment of Mortgage to FNMA in recordable form but unrecorded signed in the name of Seller by an authorized officer;

          (iii) If Seller did not originate a Mortgage Loan, all necessary intervening assignments to show a complete chain of title from the originating mortgagee to Seller;

          (iv) An original Assignment of Mortgage, in blank, in recordable form but unrecorded (which Assignment of Mortgage may be in the form of a blanket assignment of two or more such Mortgages to the extent permitted by applicable law) signed in the name of Seller by an authorized officer;

          (v) A Warehouse Lender's Release, from any Warehouse Lender having a security interest in the Mortgage Loans or, if there is no Warehouse Lender with respect to such Mortgage Loans, a Seller's Release, from Seller, addressed to Purchaser, releasing any and all right, title and interest in such Mortgage Loans;

          (vi)   Delivery Instructions;

          (vii)  A copy of a Confirmation; and

          (viii) The Applicable Agency Documents, listed on Exhibit B-2 and Exhibit B-3.

All documents delivered to Custodian will be placed by Seller in an appropriate file folder, properly secured, and clearly marked with Seller's appropriate FHLMC or FNMA loan number identifying such Mortgage Loan in the form and order required by the Agency. In those cases where a copy of any intervening mortgage assignment, or an unrecorded original of any intervening mortgage assignment are delivered to the Custodian, Seller shall cause the original of such instrument to be recorded.

                                                                     EXHIBIT B-2

                              FHLMC DOCUMENT LIST

(i) FHLMC Form 1 (Fixed-Rate Mortgage Purchase Contract Conventional Home Mortgages - Original Cash) or FHLMC Form 9 (Fixed-Rate Mortgage Purchase Contract Conventional Home Mortgages - Gold Cash), or FHLMC Form 2 (Adjustable Rate Purchase Contract Conventional Home Mortgages).

(ii)   FHLMC Form 1034 (Custodial Certification Schedule).

(iii)  FHLMC Form 996 (Warehouse Lender Release of Security Interest)./1/

(iv)   FHLMC Form 987 (Wire Transfer Authorization for a Cash Warehouse
       Delivery).

(v)    FHLMC Form 960 (Transfer of Servicing) (if supplied by Seller).

___________________
/1/ Consisting either of the form submitted by Seller to Custodian naming Purchaser as Warehouse Lender or a substituted form completed by Custodian naming Purchaser as Warehouse Lender.

                                                                     EXHIBIT B-3

                              FNMA DOCUMENT LIST

(i) Either a Standard Mandatory Delivery Commitment or a Negotiated Mandatory Delivery Commitment or a Negotiated Market-Rate Standby Commitment.

(ii) FNMA Form 1068 (Fixed-Rate, Graduated-Payment, or Growing-Equity Mortgage Loan Schedule) or FNMA Form 1069 (Adjustable-Rate Mortgage Loan Schedule).

(iii) FNMA Form 2004 (Security Release Certification) (executed by Purchaser and Seller)./1/

(iv) FNMA Form 360 (Incumbency Certificate) (executed by Seller naming person authorized to instruct FNMA on where to wire funds)./2/

(v) All original intervening assignments (if any) duly executed and acknowledged and in recordable form, but unrecorded.



________________________
/1/ Consisting either of the form submitted by the Seller to the Custodian naming a person other than the Purchaser as Warehouse Lender or a substituted form completed by the Custodian naming the Purchaser as Warehouse Lender.

/2/ If applicable.

                                                                     EXHIBIT B-4

                           [LETTERHEAD OF PURCHASER]

                           FNMA MASTER BAILEE LETTER

                                                               ___________, 199_

Chemical Bank
55 Water Street
New York, New York 10041
Attention:

Ladies and Gentlemen:

          In connection with its Conforming Whole Loan Purchase: Cash Window Program, the undersigned Paine Webber Real Estate Securities Inc. ("Purchaser") shall from time to time, cause Chemical Bank, as custodian ("Custodian"), to deliver to the Federal National Mortgage Association ("FNMA") original promissory notes ("Mortgage Notes") evidencing certain mortgage loans ("Mortgage Loans"), along with certain other documents comprising the related files ("Mortgage Documents"). Custodian is hereby instructed to prepare and insert a Notice of Bailment in the form of Schedule A hereto with respect to each Mortgage Loan ("Notice of Bailment"), in each file of Mortgage Documents delivered by Custodian to FNMA.

          Except as otherwise provided herein, each Mortgage Document so delivered to FNMA is to be held by FNMA, as agent for Custodian, and subject to only Purchaser's direction and control.

          Upon Purchaser's receipt of all of the proceeds from the sale of a Mortgage Loan in accordance with the wiring instructions set forth in FNMA's Form 482 or 1068 all of Purchaser's legal or equitable interest in the Mortgage Loan shall terminate.

          The persons listed on the attached Schedule B are the authorized representatives ("Authorized Representatives") of Purchaser. Custodian shall not honor any communication relating to a Mortgage Loan, which is not confirmed by the written or telephonic consent, confirmed in writing at the request of Custodian, of an Authorized Representative of Purchaser.

          Please execute and return the enclosed copy of this Master Bailee Letter in the enclosed self-addressed envelope.

                              Sincerely,

                              PAINE WEBBER REAL ESTATE SECURITIES INC.
                              (Purchaser)


                              By:________________________________
                              Name:  Al Marrapodi
                              Title: Managing Director


                              Agreed to:

                              CHEMICAL BANK
                              (Custodian)


                              By:________________________________
                              Name:______________________________
                              Title:_____________________________
                              Dated: As of the date first set forth above

                                                                      SCHEDULE A
                                                                  TO EXHIBIT B-4

                              NOTICE OF BAILMENT
                              ------------------



[FNMA Address]


          Re: [Insert Description of Loan, including Borrower's Name, Loan Amount and FNMA's Loan Number]
               ------------------------------

Ladies and Gentlemen:

          Pursuant to the Master Bailee Letter, dated _______________, 199_ (the "Master Bailee Letter"), between Paine Webber Real Estate Securities Inc. ("Purchaser") and Chemical Bank (the "Custodian"), you are hereby notified that the enclosed original promissory note with respect to the referenced loan together with certain other documents comprising the related file with respect to that loan (the "Mortgage Documents") being hereby delivered to you herewith are to be held by you as agent of Custodian (which holds the Mortgage Documents as custodian and bailee for the benefit of Purchaser).

          Any Mortgage Documents (or portion thereof) not purchased by you in accordance with the provisions of the Fannie Mae Guide shall be sent to the Custodian by overnight courier to: [insert address for return of documents].

          Any questions relating to the Mortgage Documents should be referred to the Purchaser at (212) 713-2419.

                                   Sincerely,

                                   CHEMICAL BANK


                                   By:________________________
                                   Name:______________________
                                   Title:_____________________

                                                                      SCHEDULE B
                                                                  TO EXHIBIT B-4

                    AUTHORIZED REPRESENTATIVES OF PURCHASER
                    ---------------------------------------


     Name           Title          Authorized Signature
     ----           -----          --------------------

                                                                     EXHIBIT C-1

                          CONDUIT SUBMISSION PACKAGE


          With respect to each Mortgage Loan being offered by Seller for sale to Purchaser, pursuant to a Conduit Transaction, Seller shall deliver and release to Custodian the following documents:

          (i) The original Mortgage Note endorsed, "Pay to the order of ________________________, without recourse" and signed in the name of Seller by an authorized officer and, if Seller did not originate the Mortgage Loan, bearing an unbroken chain of endorsements from the originator thereof to Seller; (if applicable) the original assumption agreement, together with the original of any surety agreement or guaranty agreement relating to the Mortgage Note or any such assumption agreement, and if the Mortgage Note has been signed by a third party on behalf of the Mortgagor, the original power of attorney or other instrument that authorized and empowered such Entity to sign or a copy of such power of attorney together with an officer's certificate (or a certificate from the recorder's office) certifying that such copy presents a true and correct reproduction of the original and that such original has been duly recorded or delivered for recordation in the appropriate records of the jurisdiction in which the related Mortgaged Property is located;

          (ii)   A Mortgage meeting one of the following requirements:

                 (A) The original Mortgage bearing evidence that the Mortgage has been duly recorded in the records of the jurisdiction in which the Mortgaged Property is located; or

                 (B) A copy of the Mortgage together with an officer's certificate (which may be a blanket officer's certificate of Seller covering all such Mortgage Loans), or a certificate from the recorder's office, certifying that such copy represents a true and correct reproduction of the original Mortgage and that such original has been duly recorded or delivered for recordation in the appropriate records of the jurisdiction in which the Mortgaged Property is located;

          (iii) If Seller did not originate the Mortgage Loan, all original intervening assignments duly executed and acknowledged and in recordable form, which together with the Assignment of Mortgage, evidence the chain of mortgage assignments from the originator of the Mortgage Loan to Seller, and/or two copies of each such intervening mortgage assignments, each copy together with an officer's certificate, or a certificate from the recorder's office, certifying that such copy represents a true and correct reproduction of the original of such instrument and that such original has been duly recorded or delivered for recordation in the; appropriate records of the jurisdiction where the Mortgaged Property is located;

          (iv) An original Assignment of Mortgage, in blank, in recordable form but unrecorded signed in the name of Seller by an authorized officer;

          (v) A Warehouse Lender's Release, from any Warehouse Lender having a security interest in the Mortgage Loans or, if there is no Warehouse Lender with respect to such Mortgage Loans, a Seller's Release, from Seller, addressed to Purchaser, releasing any and all right, title and interest in such Mortgage Loans;

          (vi)   Delivery Instructions;

          (vii)  A copy of a Commitment;

          (viii) A copy of a Confirmation;

          (ix) Each Mortgage Loan, as identified by Seller, relating to a Mortgage Note with an original principal amount in excess of 80 % of the appraised value of the related Mortgaged Property at the time of origination of such Mortgage Loan, either (A) an original of the certificate/commitment of Primary Mortgage Insurance Policy, issued by the applicable insurer, without verification of the expiration date thereon, or
     (B) an Officer's Certificate (which may be a blanket Officer's Certificate of Seller covering all such Mortgage Loans), certifying that an appraisal report has been obtained by Seller which shows that the appraised value of the Mortgage Property is such that the outstanding principal balance of such Mortgage Note is less than 80 % of such appraised value; and*

          (x)    An Underwriter's Form.




_________________________
*Not applicable to Submission Packages in which the Delivery Instructions require delivery of the Submission Package to Springfield, Illinois.

                                                                     EXHIBIT C-2


                           [LETTERHEAD OF PURCHASER]

                         CONDUIT MASTER BAILEE LETTER

                                             _______________, 199_

[ADDRESS]

Chemical Bank
55 Water Street
New York, New York 10041
Attention:

Ladies and Gentlemen:

          The undersigned Paine Webber Real Estate Securities Inc. ("Purchaser") shall from time to time, cause Chemical Bank, as custodian ("Custodian"), to deliver to [Conduit] ("Takeout Investor") original promissory notes ("Mortgage Notes") evidencing certain mortgage loans ("Mortgage Loans"), along with certain other documents comprising the related files ("Custodial File") and, in each case, a Notice of Bailment in the form of Schedule A hereto with respect to each Mortgage Loan ("Notice of Bailment"), for inspection by Takeout Investor prior to the possible purchase by Takeout Investor of such Mortgage Loans pursuant to commitments ("Commitments") from certain sellers of Mortgage Loans ("Sellers"). Prior to its delivery to Takeout Investor, all of Seller's right, title and, interest in each Mortgage Loan and proceeds thereof shall have been conveyed to Purchaser in accordance with each Seller's agreement with Purchaser. Initially capitalized terms used herein but not defined herein shall have the respective meanings ascribed to such terms in the Takeout Investor [Acknowledgement] Agreement, dated ______________, 199_ (as amended, supplemented or otherwise modified from time to time, the "TIAA") between Takeout Investor and Purchaser.

          Except as otherwise provided herein and/or in the TIAA, each Custodial File so delivered to Takeout Investor is to be held by Takeout Investor, as agent for Custodian, and subject to only Purchaser's direction and control until released as provided herein. The TIAA shall govern the manner in which Takeout Investor and Purchaser may agree on the amount to be paid by Takeout Investor for each Mortgage Loan accepted for purchase. The proceeds of the sale of each Mortgage Loan accepted for purchase must be remitted immediately upon settlement by Takeout Investor, by wire transfer in immediately available funds, in accordance with the wire instructions set forth in the Notice of Bailment which shall be placed in each Custodial File by. Custodian prior to the shipment of each Custodial File to Takeout Investor. Takeout Investor shall be responsible for making certain that all of the proceeds from the sale of the Mortgage Loan are received in accordance with the wire transfer instructions set forth on each Notice of Bailment.

          Upon Purchaser's receipt of all of the proceeds from the sale of a Mortgage Loan in accordance with the wiring instructions in the applicable Notice of Bailment, all of Purchaser's legal or equitable interest in the Mortgage Loan shall terminate.

          All Mortgage Documents held by Takeout Investor which are received by Takeout Investor from Custodian with respect to a Mortgage Loan that is not purchased must be returned immediately to Custodian at the address for delivery of documents set forth on the Notice of Bailment. Purchaser reserves the right at any time, until a Mortgage Loan has been purchased by Takeout Investor, to demand the return of the related Mortgage Documents to Custodian, and Takeout Investor agrees to return to Custodian the Mortgage Documents pertaining to a Mortgage Loan not purchased by Takeout Investor immediately upon such demand by Purchaser.

          The persons listed on the attached Schedule B are the authorized representatives ("Authorized Representatives") of Purchaser. Takeout Investor shall not honor any communication from Sellers relating to a Mortgage Loan, which is not confirmed by the written or telephonic consent of an Authorized Representative of Purchaser, or until Purchaser has received the minimum amount of proceeds of the sale of such Mortgage Loan.

          In the event Takeout Investor is not able for any reason to comply with the terms of this Bailee Letter, Takeout Investor shall immediately return the Custodial File to Custodian at the above address.

          Takeout Investor acknowledges that the Custodial File is being delivered in accordance with its instructions. Takeout Investor shall not deliver a Custodial File to any third party without the prior written consent of Purchaser unless such third party is a wholly owned subsidiary of Takeout Investor or a custodian and bailee of Takeout Investor who is receiving such Custodial File with written notice of the bailment created by this Master Bailee Letter.

          In the event Takeout Investor is not able for any reason to comply with the terms of this Master Bailee Letter, Takeout Investor shall immediately return each Custodial File in Takeout Investor's possession to Custodian at the address for delivery of documents set forth in the related Notice of Bailment.

          Custodial File shall be delivered to Takeout Investor in accordance with its instructions.

          No deviation in performance of the terms of any previous bailment agreement will alter any of Takeout Investor's duties or responsibilities as provided herein.

          By accepting delivery of a Custodial File containing a Notice of Bailment, Takeout Investor shall be bound by the terms hereof. Please execute and return the enclosed copy of this Master Bailee Letter in the enclosed self-addressed envelope.

                                   Sincerely,

                                   PAINE WEBBER REAL ESTATE SECURITIES INC.
                                   (Purchaser)


                                   By:_______________________________
                                   Name:  Al Marrapodi

                                   Title: Managing Director

          The undersigned Custodian executes this Master Bailee Letter solely for purposes of appointing Takeout Investor its custodian and bailee to hold the Custodial Files in accordance with the terms of this Master Bailee Letter.

                                   Agreed to:

                                   CHEMICAL BANK
                                   (Custodian)


                                   By:_______________________________
                                   Name:_____________________________
                                   Title:____________________________
                                   Dated: As of the date first set forth above
Agreed to:

[CONDUIT]
(Takeout Investor)


By:___________________________
Name:_________________________
Title:________________________
Dated: As of the date first set forth above

                                                                      SCHEDULE A
                                                                  TO EXHIBIT C-2

                              NOTICE OF BAILMENT
                              ------------------


[Conduit Address]


          Re: [Insert Description of Loan, including Borrower's Name, Loan Amount and Loan Number]
               -----------------------------------------

Ladies and Gentlemen:

          Pursuant to the Master Bailee Letter, dated _______________, 199_ (the "Master Bailee Letter"), between Paine Webber Real Estate Securities Inc. ("Purchaser") and Chemical Bank (the "Custodian"), you are hereby notified that the enclosed original promissory note with respect to the referenced loan together with certain other documents comprising the related file with respect to that loan (the "Mortgage Documents") being hereby delivered to you herewith are to be held by you as agent of Custodian (which holds the Mortgage Documents as custodian and bailee for the benefit of Purchaser).

          Any Mortgage Documents (or portion thereof) not purchased by you in accordance with the provisions of the Fannie Mae Guide shall be sent to the Custodian by overnight courier to: [insert address for return of documents].

          Any questions relating to the Mortgage Documents should be referred to the Purchaser at (212) 713-2419.

                                        Sincerely,

                                        CHEMICAL BANK


                                        By:_______________________
                                        Name:_____________________
                                        Title:____________________

                                                                      SCHEDULE B
                                                                  TO EXHIBIT C-2

                    AUTHORIZED REPRESENTATIVES OF PURCHASER
                    ---------------------------------------



     Name                Title               Authorized Signature
     ----                -----               --------------------

                                                                       EXHIBIT D

                        CONVERSION SUBMISSION PACKAGES

1. To convert from a Dry Transaction to a Cash Window Transaction, Seller shall deliver to Custodian:

     A. if FNMA is the Takeout Investor, an original Assignment of Mortgage to FNMA, in recordable form but unrecorded, signed in the name of Seller by an authorized officer;

     B.   the Applicable Agency Documents; and

     C.   Delivery Instructions.

2. To convert from a Dry Transaction to a Conduit Transaction, Seller shall deliver to Custodian:

     A.   a Mortgage meeting one of the following requirements:

          (i) The original Mortgage bearing evidence that the Mortgage has been duly recorded in the records of the jurisdiction in which the Mortgaged Property is located; or

          (ii) A copy of the Mortgage together with an officer's certificate (which may be a blanket officer's certificate of Seller covering all such Mortgage Loans), or a certificate from the recorder's office, certifying that such copy represents a true and correct reproduction of the original Mortgage and that such original has been duly recorded or delivered for recordation in the appropriate records of the jurisdiction in which the Mortgaged Property is located;

     B.   a copy of a Commitment;

     C.   Delivery Instructions;

     D. Each Mortgage Loan, as identified by Seller, relating to a Mortgage Note with an original principal amount in excess of 80 % of the appraised value. of the related Mortgaged Property at the time of origination of such Mortgage Loan, either (A) an original of the certificate/commitment of Primary Mortgage Insurance Policy, issued by the applicable insurer, without verification of the expiration date thereon, or (B) an Officer's Certificate (which may be a blanket Officer's Certificate of Seller covering all such Mortgage Loans), certifying that an appraisal report has been obtained by Seller which shows that the appraised value of the

          Mortgage Property is such that the outstanding principal balance of such Mortgage Note is less than 80% of such appraised value;

     E.   An Underwriter's Form; and

     F.   A copy of a Confirmation.

                                                                       EXHIBIT E
                   PAINE WEBBER REAL ESTATE SECURITIES, INC.
                           REQUEST FOR CERTIFICATION
  CLIENT:                 , PAYNE NUMBER (ONLY APPLICABLE TO FNMA CASH WINDOW
                                 TRANSACTION):
        Expected Delivery Date of Mortgage File is ___________, 200___

                                                      # OF                                                         COMMITMENT
REF    PROG                               FACE      MONTHS TO     NOTE      TAKEOUT     SALE                       EXPIRATION
NO.    CODE     LOAN #     LAST NAME     AMOUNT     MATURITY      RATE     INVESTOR     PRICE     COMMITMENT #        DATE
==============================================================================================================================
             (Information  supplied by  Purchaser)
------------------------------------------------------------------------------------------------------------------------------
             (Information  supplied by  Custodian)
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------

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------------------------------------------------------------------------------------------------------------------------------

                                             COMPLETION/
   DELIVERY     RELEASE     WAREHOUSE         EXCEPTION
     DATE       PAYMENT       LENDER             CODE
=======================================   =================
                                             (         )
---------------------------------------   -----------------

---------------------------------------   -----------------
                                             (         )
---------------------------------------   -----------------

---------------------------------------   -----------------
                                             (         )
---------------------------------------   -----------------

---------------------------------------   -----------------
                                             (         )
---------------------------------------   -----------------

---------------------------------------   -----------------
                                             (         )
---------------------------------------   -----------------

---------------------------------------   -----------------
                                             (         )
---------------------------------------   -----------------

---------------------------------------   -----------------
                                             (         )
---------------------------------------   -----------------

---------------------------------------   -----------------
                                             (         )
---------------------------------------   -----------------

---------------------------------------   -----------------
                                             (         )
---------------------------------------   -----------------

---------------------------------------   -----------------
                                             (         )
---------------------------------------   -----------------

---------------------------------------   -----------------
                                             (         )
---------------------------------------   -----------------

---------------------------------------   -----------------
                                             (         )
---------------------------------------   -----------------

---------------------------------------   -----------------
                                             (         )
---------------------------------------   -----------------

-------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

================================================================================


---------------------------------------   -----------------

---------------------------------------   -----------------
                                             (         )
---------------------------------------   -----------------

---------------------------------------   -----------------
                                             (         )
---------------------------------------   -----------------

=======================================   =================

                                                                       EXHIBIT F

                           Paine Webber Real Estate
                                Document Codes

I.        Program Codes

     D    Dry Transaction
     W    Cash Window Transaction
     C    Conduit Transaction

II.  V    Conversion Code

III.      Certification Codes

     A    Mortgage Loan Absentee Code
     N    Mortgage Loan Suspension Code
     Y    Mortgage Loan Approval Code

IV.       Unidentified/Suspension Mortgage Loan Directives

     H    Hold Directive
     R    Return Directive
     D    Delivery Directive

V.        Exception Codes

     1.   Note is missing
     2.   Note is not original
     3.   Note is missing the borrower's name
     4.   Note - the borrower's name does not match the file
     5.   Note is missing the borrower's signature
     6.   Endorsement in blank on the note is missing
     7. Endorsement in blank on the note is missing Seller's authorized signature
     8.   Intervening Endorsement (from/to) on the note is missing
     9. Intervening Endorsement (from/to) on the note is missing authorized signature
     10.  Mortgage/deed is missing
     11.  Mortgage/deed is not certified
     12.  Mortgage/deed is missing assumption agreement
     13. Mortgage/deed - the borrower's name and signature does not match the note
     14. Mortgage/deed - the amount is not less or equal to the amount on the note
     15.  Mortgage/deed not signed
     16.  Intervening assignment (from/to) is missing

     17.  Intervening assignment (from/to) is not signed
     18.  Intervening assignment (from/to) is not certified
     19.  Assignment in blank is missing
     20.  Assignment in blank not signed
     21.  Assignment in blank is not original
     22.  Assignment to FNMA is missing
     23.  Assignment to FNMA is not signed
     24.  Assignment to FNMA is not original
     25.  Warehouse/Sellers Release/Letter is missing
     26.  Warehouse/Sellers Release/Letter is not signed
     27.  Commitment is missing
     28.  LTV/PMI certificate is missing
     29.  LTV MI officer's certificate is not original
     30.  Third party underwriters form is missing
     31.  Consolidation/modification agreement is missing
     32.  Consolidation/modification agreement is not certified
     33.  FHLMC purchase contract confirmation is missing
     34.  FHLMC purchase contract confirmation is missing the price
     35.  FHLMC midanet/mortgage detail listing is missing
     36.  FHLMC Form 1034/certification schedule is missing
     37.  From the FHLMC Form 1034 all files are not present
     38.  FHLMC Form 996 is missing
     39.  FHLMC Form 996 wire instruction is incorrect
     40.  FHLMC Form 987 is missing
     41.  FHLMC Form 987 wire instruction is incorrect
     42.  FHLMC 960
     43.  FNMA mandatory delivery commitment is missing
     44.  FNMA mandatory delivery commitment is missing the price
     45.  FNMA Form 1068/1069 mornet is missing
     46.  FNMA Form 1068/1069 - all files are not present
     47.  FNMA Form 1068/1069 Payee Code is incorrect
     48.  FNMA Form 1068/1069 Information does not correspond to the note.
     49.  FNMA 2004 is missing
     50.  FNMA 360 is missing
     51.  Delivery Instructions missing
     52. Submission Package does not appear regular on its face but no other Exception Code is applicable.

                                                                     EXHIBIT G-1

                         [WAREHOUSE LENDER'S RELEASE]


Paine Webber Real Estate Securities Inc.
1285 Avenue of the Americas
New York, New York 10019

Ladies and Gentlemen:

          We hereby release all right, interest or claim of any kind with respect to the mortgage loan(s) referenced below, such release to be effective automatically without any further action by any party, upon receipt, in one or more installments, from Paine Webber Real Estate Securities Inc., in accordance with the wire instructions which we delivered to you in a letter dated _______________, 199__, in immediately available funds, of an aggregate amount equal to the product of A multiplied by B (such product being rounded to the nearer $0.01) multiplied by C.

                                   Street
     Loan #       Mortgagor       Address      City       State        Zip

    ________     ___________     _________    ______     _______      _____


                                   Very truly yours,

                                   [WAREHOUSE LENDER]

                                   By:_________________________
                                   Name:_______________________
                                   Title:______________________


         *A = weighted average trade price
          B = principal amount of the mortgage loans
          C = 1 minus the discount set forth on the related funding confirmation

                                                                     EXHIBIT G-2

                    [WAREHOUSE LENDER'S WIRE INSTRUCTIONS]

Paine Webber Real Estate Securities, Inc.
1285 Avenue of the Americas
New York, New York 10019

          Re:  Paine Webber Real Estate Securities, Inc. Conforming Whole Loan
               Purchase: Cash Window Program with [Seller]
               -------------------------------------------

Ladies and Gentlemen:

          Set forth below are [Warehouse Lender's] wire instructions applicable to the above-referenced Conforming Whole Loan Purchase: Cash Window Program.

Wire Instructions:
------------------

          Bank Name:
          City, State:
          ABA #:
          Account #:
          Account Name:

          Please acknowledge receipt of this letter in the space provided below. This letter supersedes and replaces any prior notice specifying the name of [Warehouse Lender] and setting forth wire instructions and shall remain in effect until superseded and replaced by a letter, in the form of this letter, executed by each of us and acknowledged by you.

                                   Very truly yours,

                                   [SELLER]

                                   By:_________________________
                                   Name:_______________________
                                   Title:______________________

                                   [WAREHOUSE LENDERS)]*

                                   By:_________________________
                                   Name:_______________________
                                   Title:______________________

PAINE WEBBER REAL ESTATE
SECURITIES INC.


By:___________________________
Name:   Al Marrapodi
Title:  Managing Director

___________________
*The authorized officer of each warehouse lender executing this letter must be the same authorized officer as signs the Warehouse Lender's Release. Not applicable if there is no warehouse leader.

                                                                     EXHIBIT H-1

                              [SELLER'S RELEASE]

Paine Webber Real Estate Securities Inc.
1285 Avenue of the Americas
New York, New York 10019

Ladies and Gentlemen:

          With respect to the mortgage loan(s) referenced below (a) we hereby certify to you that the mortgage loan(s) is not subject to a lien of any warehouse lender and (b) we hereby release all right, interest or claim of any kind with respect to such mortgage loan, such release to be effective automatically without any further action by any party upon payment from Purchaser to Seller of an aggregate amount equal to the product of A multiplied by B (such product being rounded to the nearer $0.01) multiplied by C* in accordance with our wire instructions in effect on the date of such payment.

                                   Street
     Loan #       Mortgagor       Address      City       State        Zip

    ________     ___________     _________    ______     _______      _____

                                   Very truly yours,

                                   [SELLER]

                                   By:_________________________
                                   Name:_______________________
                                   Title:______________________



         *A = weighted average trade price
          B = principal amount of the mortgage loan(s)
          C = 1 minus the discount set forth on the related funding confirmation

                                                                     EXHIBIT H-2
                                                                 Date:__________

                         [SELLER'S WIRE INSTRUCTIONS]

Paine Webber Real Estate Securities Inc.
1285 Avenue of the Americas
New York, New York 10019

     Re: Mortgage Loan Custodial Agreement dated as of _______, 199_, among Paine Webber Real Estate Securities Inc., [Seller] and [Custodian]
          ------------------------------------------------------------------

Ladies and Gentlemen:

          Capitalized terms used herein and not defined herein shall have the meanings ascribed to such terms in the above-referenced Custodial Agreement.

          Set forth below are the Seller's Wire Instructions applicable to the above-referenced Custodial Agreement.

Wire Instructions:
------------------

          Bank Name:
          City, State:
          ABA #:
          Account #:
          A/C Name:

          Please acknowledge receipt of this letter in the space provided below and return it to Seller. This letter supersedes and replaces any prior notice specifying the name of Seller and the Seller's Wire Instructions and shall remain in effect until superseded and replaced by a letter, in the form of this letter, executed by us and acknowledged by you.

                              Very truly yours,

                              [SELLER]

                              By:_________________________
                              Name:_______________________
                              Title:______________________

Receipt acknowledged by:

PAINE WEBBER REAL ESTATE
SECURITIES INC.


By:___________________________
Name:  Al Marrapodi
Title: Managing Director

____________________
*The authorized officer of executing this letter must be the same authorized officer as signs the Seller's Release. Applicable only if there is no Warehouse Lender.

                                                                     EXHIBIT I-1

                   [PURCHASER'S WIRE INSTRUCTIONS TO SELLER]


Wire Instructions:
-----------------

          Bank Name:
          City, State:
          ABA#:
          Account #:
          A/C Name:
          Ref: [Name of Seller]

                                                                     EXHIBIT I-2

                  [PURCHASER'S WIRE INSTRUCTIONS TO CUSTODIAN]

                                                                     Date:______
[Custodian]
[Address]

              Re:    Whole Loan Purchase Program
                     ---------------------------

Ladies and Gentlemen:

          Set forth below are the Purchaser's Wire Instructions to Custodian (as defined in all Conforming Mortgage Loan Custodial Agreements used in the above-referenced program).

Wire Instructions:
-----------------

          Bank Name:
          City, State:
          ABA #:
          Account #:
          Account Name:

          Please acknowledge receipt of this letter in the space provided below and return it to Paine Webber Real Estate Securities Inc. ("Purchaser"). This letter supersedes and replaces any prior notice specifying the name of Purchaser and the Purchaser's Wire Instructions to Custodian and shall remain in effect until superseded and replaced by a letter, in the form of this letter, executed by us and acknowledged by you.

                              Very truly yours,

                              PAINS WEBBER REAL ESTATE
                              SECURITIES INC.

                              By:___________________________
                              Name: Al Marrapodi
                              Title: Managing Director

Receipt acknowledged by:

[CUSTODIAN]

By:________________________
Name:______________________
Title:_____________________

                                                                     EXHIBIT I-3

                PURCHASER'S DELIVERY INSTRUCTIONS TO CUSTODIAN


[CUSTODIAN]
[ADDRESS]
Attention:_________________

          Re:   Delivery of Submission Package
                ------------------------------

Dear _____________:

          Please deliver, via overnight courier, each of the Submission Packages relating the Mortgage Loans listed below to:

          _________________

          _________________

          _________________

          Initially capitalized terms are defined in the Mortgage Loan Custodial Agreement, dated ____________, 199_ among [Seller], [Purchaser] and [Custodian].

                                   Very truly yours,

                                   [PURCHASER]


                                   By:______________________
                                   Title:___________________

                                                                       EXHIBIT J

           [NOTICE BY ASSIGNEE TO CUSTODIAN OF PURCHASER'S DEFAULT]

[Custodian]
[Address]

          Re:  Whole Loan Purchase Program
               ---------------------------

Ladies and Gentlemen:

          Notice is hereby given that Purchaser has materially defaulted in its obligations under an agreement between Assignee and Purchaser relating to the financing by Assignee of Purchaser's purchase of Mortgage Loans described on
Schedule 1 hereto. Assignee hereby (i) directs that Custodian act with respect to the related mortgage files solely in the capacity of custodian for, and bailee of, Assignee, (ii) directs that Custodian hold such mortgage files for the exclusive use and benefit of Assignee and (iii) assumes the rights of Purchaser to furnish instructions to Custodian as to the disposition of such mortgage files and such rights shall be exercisable solely by Assignee.

          Please acknowledge the foregoing by signing below and returning a copy of this notice to us at [address].

                                   Very truly yours,

                                   [ASSIGNEE]


                                   By:_______________________
                                   Name:_____________________
                                   Title:____________________

RECEIPT ACKNOWLEDGED:

[CUSTODIAN]

By:_______________________
Name:_____________________
Title:____________________


cc: Paine Webber Real Estate Securities Inc.

                                                                       EXHIBIT K
                           LIMITED POWER OF ATTORNEY

          Reference is hereby made to the Mortgage Loan Custodial Agreement (the "Agreement"), dated ______________, 199_, among Chemical Bank ("Custodian"), Paine Webber Real Estate Securities Inc. ("Purchaser") and ("Seller"). Any capitalized term not otherwise defined herein shall have the meaning assigned to such term in the Agreement.

          Know all people by these presents, that Seller, a corporation organized and existing under the laws of the State of ____________, does hereby make, constitute and appoint, _____________ or __________, or any officer assigned to the [Corporate Trust Group] (or any successor thereto), including any Vice President, Assistant Vice President, Trust Officer, any Assistant Secretary, any trust officer or any other officer of Custodian customarily performing functions similar to those performed by any of the above designated officers and having direct responsibility for the administration of the Agreement, each acting singly and independently of the other, as its true and lawful attorney for it and in its name, place and stead to endorse a Mortgage Note that has not otherwise been endorsed as follows:

          "Pay to the order of _____________

                                   [Name of Seller]

                                   By:_____________________________
                                   Its: Attorney-in-Fact"

provided, however, a Mortgage Note shall only be endorsed pursuant to this Power of Attorney pursuant to the terms and conditions sit forth in Section 4(b)(ii) of the Agreement.

          IN WITNESS WHEREOF, [Name of Seller], has caused this Power of Attorney to be executed in its name by its duly authorized officer this _ day of _____________, 199___.

                                   [Name of Seller]

                                   By:_____________________________
                                   Its:____________________________

STATE OF
                   ss:
COUNTY OF

          On the ___th day of __________, in the year 199_, before me personally came to me known, who, being by me duly sworn, did depose and say that he/she is ___________________ of [Name of Seller], the corporation described in and which executed the above instrument and that he/she executed said instrument by order of the board of directors of said corporation.


                                   ______________________________
                                   Notary Public

                                                                       EXHIBIT L

                       UNIDENTIFIED MORTGAGE LOANS LIST


          With regard to [SELLER], the following mortgage loans were received by Chemical Bank on [Date) and were not referenced on Paine Webber Real Estate Securities Inc.'s Request for Certification.

     Loan #             Last Name             Face Amount           Takeout Investor          Expiration Date
----------------  ---------------------  ---------------------  -------------------------  ---------------------
                                                                     (if applicable)

















                                                                       EXHIBIT M

                UNIDENTIFIED/SUSPENSION MORTGAGE LOAN DIRECTIVE
                -----------------------------------------------

                         Seller's Name:_______________________

                         Product Name:________________________

  Reference #       Unidentified/                                         Commitment               Instruction
(if applicable)      Suspension      Loan #  Last Name  Face Amount    Expiration Date       (Hold/Return/Delivery)
---------------      ----------      ------  ---------  -----------    ---------------       ----------------------















                                                                       EXHIBIT N

                            [LETTERHEAD OF SELLER]


[DATE]



To:  Chemical Bank
     55 Water Street
     New York, New York 10041

________________________________________________________________________________


Please deliver the Submission Package(s) as indicated on the attached list, in accordance with the terms of the agreement, to the following:

          Company Name        :
          Address             :
          City, State Zip     :
          Attn:               :

The documents in the Submission Package shall be arranged as follows:

                              [LETTER OF SELLER]

                                    [DATE]


                LOANS TO BE DELIVERED BY CHEMICAL FOR [SELLER]


          Loan #:                  Borrower's Name:                 Loan Amount:
          ------                   ---------------                  -----------

1.

2.

3.

4.

5.

6.

7.

8.

9.

10.

                                                                       EXHIBIT O

       PURCHASER'S INSTRUCTIONS TO CUSTODIAN TO DESTROY SPECIFIED FILES


[CUSTODIAN]
[ADDRESS]
Attention:

     Re:  Destruction of Files
          --------------------

Dear ________:

          You are hereby authorized to destroy any documents relating the Mortgage Loans listed below which were delivered to you in connection with the Mortgage Loan Custodial Agreement referenced below and which remain in your possession:

     Loan #                Last Name                     Face Amount
     ------                ---------                     -----------








          Initially capitalized terms are defined in the Mortgage Loan Custodial Agreement, dated ________________, 199_ among [Seller], [Purchaser] and [Custodian].

                                        Very truly yours,

                                        [PURCHASER]

                                        By:___________________________
                                        Title:

                                                                       EXHIBIT P

                       LIST OF PRIMARY MORTGAGE INSURERS

CHEMICAL
--------
Geoserve(R)

Chemical Bank                                   Richard L. Dervan Vice President
55 Water Street                                 Financial Institutions Group
New York, NY 10041-0199
212/638-3382
Fax 212/638-6502


October 13, 1994


Mr. Michael Leddy
Cresent Bank & Trust Co.
South Terrace, Suite 285
115. Perimeter Center Pl.
Atlanta, GA 30346

Dear Mr. Leddy:

We are pleased to announce that effective October 1, 1994, Chemical Bank's fees as document custodian for the PaineWebber Residential Mortgage Funding Programs are revised to the following for files processed from that date:

Program                                          October 1 Fee
-------                                          -------------

Conduit                                          $ 4 per file

Cash Window                                      $ 4 per file

Dry                                              $ 6 per file

These changes, which represent a fee reduction of over 50%, reflect efficiencies created through the commitment of PaineWebber Real Estate Securities and Chemical Bank to the automation of our operations. We appreciate our relationship with Cresent Bank & Trust Co. and look to provide further benefits in the future in this regard, we would be very pleased to hear your comments or suggestions for service improvements. Please do not hesitate to call George Mangiaracina at PaineWebber (212) 713-3734 or me at any time.

Sincerely,


          /s/ [ILLEGIBLE]

                                                                      SCHEDULE A

                               LIST OF CONDUITS

1.   BancBoston Mortgage Corporation

2.   Capstead Mortgage Corporation

3.   Countrywide Funding Corporation

4.   Countrywide Mortgage Conduit, Inc.

5.   GE Capital Mortgage Services, Inc.

6.   Lomas Mortgage USA, Inc.

7.   The Prudential Home Mortgage Company, Inc.

8.   Residential Funding Corporation

9.   PaineWebber Real Estate Securities Inc.